THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2021

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
VARIABLE LIFE
VARIABLE COMPLIFE®

This Supplement updates certain information in the most recent statutory prospectus (the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplements without charge upon request.
On or about November 1, 2021 Dodge & Cox will replace Templeton Investment Counsel, LLC as the sub-adviser for the International Equity Portfolio and any and all references to the sub-adviser shall refer to Dodge & Cox. The Investment Objective for the International Equity Portfolio will now be “Long-term growth of capital and income.” In addition, on or about November 1, 2021, Wells Capital Management, Inc. will be known as Allspring Global Investments, LLC. Any and all references to the sub-adviser for the Select Bond Portfolio shall refer to Allspring Global Investments, LLC. Please note that with respect to both of these changes, some systems and forms may temporarily reference the previous sub-advisers for these Portfolios.
In light of these changes, in APPENDIX A—Portfolios Available under Your Contract, the following rows in the table are amended to contain the following information.
Investment Objective	Portfolio	Adviser/ Sub-adviser (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
				1 Year	5 Year	10 year
Long-term growth of capital and income	International Equity Portfolio[2]	MSA/Dodge & Cox	0.54%[1]	-2.71%	3.12%	3.26%
Provide as high a level of total return consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	Select Bond Portfolio[2]	MSA/Allspring Global Investments, LLC	0.31%[1]	8.98%	4.75%	3.95%
Finally, the second paragraph of the Reports and Financial Statements section is replaced in its entirety with the following:
Semi-annually, we will send you reports containing financial information, performance information and schedules of investments for the Portfolios underlying the Divisions to which your Policy's assets are allocated. We may also provide you with a notice informing you where you may obtain these reports in lieu of sending you these reports in paper. Because each Division invests exclusively in the shares of an underlying Portfolio, the performance information for a Division and its corresponding Portfolio will generally be the same except that if the Policy level charges were reflected in this performance information, the results would be lower. Current historical performance information, updated on a monthly and quarterly basis, is available at www.northwesternmutual.com/prospectuses-performance-and-reports. The financial statements of the Company and the Separate Account appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information (containing such financial statements), call (866) 424-2609. Certain reports and other information can be obtained on our website at www.nmprospectus.com.
This Supplement is dated November 1, 2021.